UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 10, 2026

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 US-206 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Freshpet, Inc. (the “Company”) held on June 10, 2026, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2026. The final results for each proposal presented at the Annual Meeting are set forth below:

(1) Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
Olu Beck	42,454,032	73,236	51,235
David B. Biegger	42,397,351	87,288	93,864
Daryl G. Brewster	41,902,595	624,884	51,024
William B. Cyr	42,386,993	140,271	51,239
Walter N. George III	42,195,460	289,450	93,593
Jacki S. Kelley	42,397,616	129,971	50,916
Lauri Kien Kotcher	42,064,536	338,968	174,999
Timothy R. McLevish	42,377,806	104,459	96,238
Leta D. Priest	41,918,540	566,406	93,557
Joseph E. Scalzo	42,108,117	376,793	93,593
Craig D. Steeneck	42,281,854	202,954	93,695
David J. West	42,373,592	111,317	93,594

There were 2,475,309 broker non-votes with respect to this matter.

(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
44,890,659	115,995	47,158

There were no broker non-votes with respect to this matter.

(3) Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The executive compensation of the Company’s named executive officers was approved with the following non-binding advisory votes:

FOR	AGAINST	ABSTAIN
40,844,496	1,682,726	51,281

There were 2,475,309 broker non-votes with respect to this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026

FRESHPET, INC.

By:	/s/ Lisa Alexander
Name:	Lisa Alexander
Title:	General Counsel and Corporate Secretary